                                                                   EXHIBIT 4.6
                                                                   -----------

- --------------------------------------------------------------------------------------------------------------------------------
CUSIP NUMBER                                           AGENT'S NAME                             MADISON GAS AND ELECTRIC COMPANY
- --------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL SUM          SETTLEMENT DATE                 INTEREST RATE BASIS      DATE OF TRANSFER             INITIAL
                       (ORIGINAL ISSUE DATE)           AND INDEX MATURITY                                    INTEREST
                                                                                                             RATE  %
- --------------------------------------------------------------------------------------------------------------------------------
TRADE DATE             AGENT'S COMMISSION              STATED MATURITY    INITIAL        TAXPAYER ID         PRICE 100%
                                                                          REDEMPTION     OR SOC SEC NO.      (UNLESS
                                                                          DATE           OF PURCHASER        OTHERWISE
                                                                                                             INDICATED)
- --------------------------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS OF REGISTERED OWNER                   SECURED MEDIUM-TERM NOTE                 TRUSTEE AND PAYING AGENT
                                                       SERIES A (FLOATING RATE)                   M&I FIRST NATIONAL BANK
                                                       CONFIRMATION
- --------------------------------------------------------------------------------------------------------------------------------
CUSTOMER'S             RETAIN FOR TAX       THE TIME OF THE TRANSACTION         PLEASE SIGN AND          SEE REVERSE SIDE
COPY                   PURPOSES             WILL BE FURNISHED UPON              RETURN ENCLOSED
                                            REQUEST OF THE CUSTOMER             RECEIPT
- --------------------------------------------------------------------------------------------------------------------------------

REGISTERED                                                       REGISTERED
NO. ____

                        MADISON GAS AND ELECTRIC COMPANY
                       SECURED MEDIUM-TERM NOTE, SERIES A
                                (Floating Rate)

     If this security is issued with original issue discount ("OID"), the "Total Amount of OID", "Yield to Stated Maturity" and "Initial Accrual Period OID" (computed under the approximate method) will be as set forth below for United States federal income tax purposes.


PRINCIPAL SUM:                     INITIAL REDEMPTION DATE:

ORIGINAL ISSUE DATE:               REDEMPTION PERCENTAGE:

INTEREST RATE BASIS:               ANNUAL REDEMPTION PERCENTAGE:

INDEX MATURITY:                    STATED MATURITY:

INITIAL INTEREST RATE:             SPREAD (plus or minus):

INTEREST PAYMENT PERIOD:           SPREAD MULTIPLIER:

INTEREST RESET PERIOD:             MAXIMUM INTEREST RATE:

INTEREST PAYMENT DATES:            MINIMUM INTEREST RATE:

INTEREST RESET DATES:              CALCULATION DATES:

INTEREST DETERMINATION DATES:      CALCULATION AGENT:

TOTAL AMOUNT OF OID:               YIELD TO STATED MATURITY:
                                   (for OID purposes):
INITIAL ACCRUAL PERIOD OID:

     If applicable as described above, the redemption price shall initially be the Redemption Percentage of the principal amount of this Note to be redeemed and shall decline at each anniversary of the Initial Redemption Date by the Annual Redemption Percentage of the principal amount to be redeemed until the redemption price is 100% of such principal amount.

     MADISON GAS AND ELECTRIC COMPANY, a Wisconsin corporation (herein called the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to or registered assigns, the Principal Sum stated above at the Stated Maturity specified above and to pay interest thereon at a rate per annum equal to the Initial Interest Rate specified above until the first Interest Reset Date and thereafter at a rate determined in accordance with the provisions on the reverse hereof, depending upon the Interest Rate Basis specified above, until the principal hereof is paid or duly made available for payment. The Company will pay interest monthly, quarterly, semi-annually or annually as specified above as the Interest Payment Period on each interest payment date specified above (each, an "Interest Payment Date"), commencing with the first Interest Payment Date next succeeding the Original Issue Date specified above, and at Stated Maturity or, if applicable, upon redemption, provided, however, that the first payment of interest on this
                 --------  -------
Note, if the Original Issue Date is between a Record Date, as defined below, and an Interest Payment Date or on an Interest Payment Date, shall be made on the Interest Payment Date following the next succeeding Record Date to the person in whose name this Note is registered on such Record Date, and provided, further,
                                                            --------  -------
that if an Interest Payment Date would fall on a day that is not a Business Day, as defined on the reverse hereof, such Interest Payment Date shall be the following day that is a Business Day, except that if the Interest Rate Basis is LIBOR and such next Business Day falls in the next calendar month, such Interest Payment Date shall be the next preceding day that is a Business Day.

     Interest on this Note shall accrue from and including the most recent Interest Payment Date to which interest has been paid or duly made available for payment, unless no interest has been paid on this Note, in which case from and including the Original Issue Date specified above, until payment of the principal hereof has been made or duly made available for payment, provided,
                                                                   --------
however, that if the Interest Reset Period specified above is daily or weekly,
- -------
interest hereon shall accrue from and including the day following the most recent Record Date to which interest has been paid or duly made available for payment, or, if no interest has been paid, from and including the Original Issue Date, and provided, further, that unless otherwise indicated above, the interest
          --------  -------
payable on any Interest Payment Date shall be the amount of interest accrued to, but excluding, the Interest Payment Date (except that if the Interest Reset Period specified above is daily or weekly, the interest payable on any Interest Payment Date shall be the amount of interest accrued to and including the Record Date next preceding such Interest Payment Date), and the interest payable at Stated Maturity, or, if applicable, upon redemption shall include interest accrued to, but excluding, Stated Maturity or, if applicable, the date of redemption. The interest so payable and punctually paid or duly made available for payment on any Interest Payment Date shall be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the date 15 calendar days prior to an Interest Payment Date (whether or not a Business Day) (the "Record Date"), provided, however, that interest
                                            --------  -------
payable at Stated Maturity or, if applicable, upon redemption shall be payable to the person to whom the principal hereof shall be payable. If the Company shall not punctually pay or provide payment for interest payable on an Interest Payment Date, such Defaulted Interest shall be paid to the person in whose name this Note is registered at the close of business on a special record date for the payment of such Defaulted Interest established by notice to the registered Holders of Notes not less than 15 days preceding such special record date.

     Payment of the principal and premium, if any, and interest payable at Stated Maturity, or upon redemption, if applicable, on this Note shall be made at the Corporate Trust Office of the Trustee in West Bend, Wisconsin, in each case in immediately available funds and provided that this Note is presented in time for the Paying Agent or the Company, if applicable, to make such payments in such funds in accordance with its normal procedures. Payment of interest shall be made by check mailed to the registered address of the person entitled thereto, unless such person and the Company have agreed that such payment shall be made by wire transfer in immediately available funds.

     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

     Unless the Certificate of Authentication hereon has been manually executed by the Trustee under the Indenture referred to on the reverse hereof, the Holder of this Note shall not be entitled to any benefit under the Indenture nor shall this Note be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and a facsimile of its corporate seal to be imprinted hereon.


Dated:

     TRUSTEE'S CERTIFICATE OF                MADISON GAS AND ELECTRIC
     AUTHENTICATION                          COMPANY

This is one of the Securities                By:
of the series designated herein                              Vice President
referred to in the within-mentioned
Indenture.                                       Attest:

                                                                  Secretary
M&I FIRST NATIONAL BANK,
as Trustee
                                               [Facsimile Corporate Seal]


By:
     Authorized Signature

                        MADISON GAS AND ELECTRIC COMPANY
                       Secured Medium-Term Note, Series A
                                (Floating Rate)

     This Note is one of a duly authorized issue of securities of the Company (herein called the "Notes") issued or to be issued under an indenture dated as of March 1, 1994 (herein called the "Indenture"), between the Company and M&I First National Bank, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the respective rights and duties thereunder of the Trustee, the Company and the Holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof. The Notes will not be subject to any sinking fund or analogous provision. This Note, together with any other Notes heretofore, concurrently or hereafter issued by the Company in accordance with the Indenture, shall be equally and ratably secured by and entitled to the benefits of the Company's First Mortgage Bonds, 2029 Series, delivered and pledged to the Trustee pursuant to the Indenture and the First Mortgage (as defined therein).

     This Note will bear interest at the rate determined by reference to the Interest Rate Basis shown on the face hereof (i) plus or minus the Spread, if any, or (ii) multiplied by the Spread Multiplier, if any, specified on the face hereof. The "Interest Rate Basis" shall be the rate determined in accordance with the applicable provision below. The rate of interest on this Note will be reset either daily, weekly, monthly, quarterly, semi-annually or annually as specified on the face hereof (the "Interest Reset Period"). Commencing on the first Interest Reset Date, the rate at which interest on this Note is payable shall be reset as of each Interest Reset Date. Unless otherwise provided on the face hereof, the Interest Reset Date will be, in the case of a Note which resets daily, each Business Day; in the case of a Note (other than a Note with the Treasury Rate as the Interest Rate Basis (a "Treasury Rate Note")) which resets weekly, the Wednesday of each week; in the case of a Treasury Rate Note which resets weekly, the Tuesday of each week; in the case of a Note which resets monthly, the third Wednesday of each month; in the case of a Note which resets quarterly, the third Wednesday of March, June, September and December; in the case of a Note which resets semi-annually, the third Wednesday of the two months set forth on the face hereof; and in the case of a Note which resets annually, the third Wednesday of the month set forth on the face hereof. If any Interest Reset Date would otherwise be a day that is not a Business Day, the Interest Reset Date shall be postponed until the next Business Day, except that in the case of a LIBOR Note, if the Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day. "Business Day" means any day other than a Saturday or a Sunday that (a) is not a day on which banking institutions in West Bend, Wisconsin, or in New York, New York, are authorized or obligated by law or executive order to be closed, and
(b) with respect to LIBOR Notes only, is a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

     Accrued interest hereon shall be an amount calculated by multiplying the face amount hereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day from the Original Issue Date or from the day succeeding the last date for which interest shall have been paid or duly made available for payment, as the case may be, to but excluding the date for which accrued interest is being calculated. The interest factor for each day shall be computed by dividing the interest rate applicable to such day by 360 in the case of the Commercial Paper Rate, Prime Rate, CD Rate, Federal Funds Effective Rate or LIBOR or by the actual number of days in the year in the case of the Treasury Rate.

     The interest rate in effect on each day shall be (a) if such day is an Interest Reset Date, the interest rate with respect to the Interest Determination Date (as defined below) pertaining to such Interest Reset Date or
(b) if such day is not an Interest Reset Date, the interest rate with respect to the Interest Determination Date pertaining to the next preceding Interest Reset Date, provided that (i) the interest rate in effect from the Original Issue Date
      --------
to the first Interest Reset Date shall be the Initial Interest Rate specified on the face hereof and (ii) the interest rate in effect for the ten days immediately prior to Stated Maturity shall be the rate in effect on the tenth day preceding Stated Maturity.

     The Interest Determination Date with respect to the Commercial Paper Rate, Prime Rate, CD Rate, Federal Funds Effective Rate and LIBOR shall be the second Business Day preceding the Interest Reset Date. The Interest Determination Date with respect to the Treasury Rate shall be the day of the week in which such Interest Reset Date falls on which Treasury bills normally would be auctioned, provided, however, that if as a result of a legal holiday or otherwise an
- --------  -------
auction is held on Friday of the week preceding the Interest Reset Date, the related Interest Determination Date shall be such preceding Friday, and provided
                                                                        --------
further that if an auction shall fall on any Interest Reset Date then the
- -------
Interest Reset Date instead shall be the first Business Day immediately following such auction.

     The Calculation Date, if applicable, pertaining to any Interest Determination Date shall be the tenth calendar date after such Interest Determination Date or if such day is not a Business Day, the next succeeding Business Day, provided that with respect to LIBOR Notes only, the Calculation
              --------
Date shall be the Interest Determination Date.

     Unless otherwise provided on the face hereof, all percentages resulting from any calculation on the Notes will be rounded if necessary to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)) and all dollar amounts used in or resulting from such calculation on the Notes will be rounded to the nearest cent (with one-half cents being rounded upwards).

       Determination of the Commercial Paper Rate.  The Commercial Paper Rate
       ------------------------------------------
means with respect to any Interest Determination Date (a "Commercial Paper Interest Determination Date"), the Money Market Yield (as defined below) of the rate on such date for commercial paper having the Index Maturity specified on the face hereof as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates", or any successor publication, published by the Board of Governors of the Federal Reserve System ("H.15(519)") under the heading "Commercial Paper". In the event that such rate is not published prior to 9:00 A.M. New York City time on the Calculation Date pertaining to such Commercial Paper Interest Determination Date, then the Commercial Paper Rate shall be the Money Market Yield of the rate on such Commercial Paper Interest Determination Date for commercial paper having the Index Maturity shown on the face hereof as published by the Federal Reserve Bank of New York in its daily statistical release "Composite 3:30 P.M. Quotations for U.S. Government Securities", or any successor publication, published by the Federal Reserve Bank of New York ("Composite Quotations") under the heading "Commercial Paper". If such rate is neither published in H.15(519) by 9:00 A.M. New York City time on such Calculation Date nor in Composite Quotations by 3:00 P.M. New York City time on such date, then the Commercial Paper Rate for that Commercial Paper Interest Determination Date shall be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered rates, as of 11:00 A.M. New York City time on such Commercial Paper Interest Determination Date, of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper having the Index Maturity specified on the face hereof placed for an industrial issuer whose bond rating is "AA" or the equivalent from a nationally recognized rating agency, provided, however,
                                                           --------  -------
that if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the interest rate hereon with respect to such Commercial Paper Interest Determination Date shall be the Commercial Paper Rate in effect on such Commercial Paper Interest Determination Date.

     "Money Market Yield" shall be the yield calculated in accordance with the following formula:

                                    D x 360
                                 -------------
           Money Market Yield =  360 - (D x M)  x 100

where "D" refers to the per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal and "M" refers to the actual number of days in the period for which interest is being calculated.

       Determination of the Prime Rate.  The Prime Rate means with respect to
       -------------------------------
any Interest Determination Date (a "Prime Rate Interest Determination Date") the rate set forth on such date in H.15(519) under the heading "Bank Prime Loan".
In the event that such rate is not published prior to 9:00 A.M. New York City time on the Calculation Date pertaining to such Prime Rate Interest Determination Date, then the Prime Rate shall be the arithmetic mean of the rates of interest publicly announced by each bank that appear on the Reuters Screen NYMF Page (as defined below) as such bank's prime rate or base lending rate as in effect for that Prime Rate Interest Determination Date. If fewer than four such rates but more than one such rate appear on the Reuters Screen NYMF Page for the Prime Rate Interest Determination Date, the Prime Rate shall be the arithmetic mean of the prime rates (quoted on the basis of the actual number of days in the year divided by a 360-day year) as of the close of business on such Prime Rate Interest Determination Date by four major money center banks in The City of New York selected by the Calculation Agent. If fewer than two quotations are provided, the Prime Rate shall be determined on the basis of the rates furnished in The City of New York by the appropriate number of substitute banks or trust companies organized and doing business under the laws of the United States, or any State thereof, having total equity capital of at least $500,000,000 and being subject to supervision or examination by a Federal or State authority, selected by the Calculation Agent to provide such rate or rates; provided, however, that if the banks selected as aforesaid by the
               --------  -------
Calculation Agent are not quoting as mentioned in this sentence, the interest rate hereon with respect to such Prime Rate Interest Determination Date shall be the Prime Rate in effect on such Prime Rate Interest Determination Date.

     "Reuters Screen NYMF Page" means the display designated as page "NYMF" on the Reuters Monitor Money Rates Service (or such other page as may replace the NYMF page on that service for the purpose of displaying prime rates or base lending rates of major United States banks).

       Determination of the CD Rate.  The CD Rate means with respect to any
       ----------------------------
Interest Determination Date (a "CD Rate Interest Determination Date") the rate on such date for negotiable certificates of deposit having the Index Maturity specified on the face hereof as published in H.15(519) under the heading "CDs (Secondary Market)". In the event that such rate is not published prior to 9:00 A.M. New York City time on the Calculation Date pertaining to such CD Rate Interest Determination Date, then the CD Rate shall be the rate on such CD Rate Interest Determination Date for negotiable certificates of deposit having the Index Maturity specified on the face hereof as published in Composite Quotations under the heading "Certificates of Deposit". If such rate is neither published in H.15(519) by

9:00 A.M. New York City time on such Calculation Date nor in Composite Quotations by 3:00 P.M. New York City time on such date, the CD Rate for that CD Interest Determination Date shall be calculated by the Calculation Agent and shall be the arithmetic mean of the secondary market offered rates as of 10:00 A.M. New York City time on that CD Rate Interest Determination Date of three leading nonbank dealers of negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money market banks with a remaining maturity closest to the Index Maturity specified on the face hereof in a denomination of $5,000,000; provided, however, that if fewer than three dealers selected as
            --------  -------
aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the interest rate hereon with respect to such CD Rate Interest Determination Date shall be the CD Rate in effect on such CD Rate Interest Determination Date.

       Determination of the Federal Funds Effective Rate.  The Federal Funds
       -------------------------------------------------
Effective Rate means with respect to any Interest Determination Date (a "Federal Funds Effective Interest Determination Date") the rate on that date for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)" or, if not so published by 9:00 A.M. New York City time on the Calculation Date pertaining to such Federal Funds Effective Interest Determination Date, then the Federal Funds Effective Rate shall be the rate on such Federal Funds Effective Interest Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate". If such rate is neither published in H.15(519) by 9:00 A.M. New York City time on such Calculation Date nor in Composite Quotations by 3:00 P.M. New York City time on such date, then the Federal Funds Effective Rate for such Federal Funds Effective Interest Determination Date shall be calculated by the Calculation Agent and shall be the arithmetic mean of the rates, as of 9:00 A.M. New York City time on such Federal Funds Effective Interest Determination Date, for the last transaction in overnight Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York, selected by the Calculation Agent;

provided, however, that if fewer than three brokers selected as aforesaid by the
- --------  -------
Calculation Agent are quoting as mentioned in this sentence, the interest rate hereon with respect to such Federal Funds Effective Interest Determination Date shall be the Federal Funds Effective Rate in effect on such Federal Funds Effective Interest Determination Date.

       Determination of LIBOR.  LIBOR shall be determined on the basis of the
       ----------------------
offered rates for deposits of not less than U.S. $1,000,000 having the Index Maturity specified on the face hereof, commencing on the second Business Day immediately following each Interest Determination Date with respect to LIBOR (a "LIBOR Interest Determination Date"), which appear on the Reuters Screen LIBO Page (as defined below) at approximately 11:00 A.M. London time on the LIBOR Interest Determination Date. If at least two such offered rates appear on the Reuters Screen LIBO Page, LIBOR in respect of such LIBOR Interest Determination Date shall be the arithmetic mean of such offered rates as determined by the Calculation Agent.

     If fewer than two such offered rates appear on the Reuters Screen LIBO Page, LIBOR shall be determined on the basis of the rates at approximately 11:00 A.M. London time on such LIBOR Interest Determination Date at which deposits in U.S. dollars having the specified Index Maturity are offered to prime banks in the London interbank market by four major banks in the London interbank market selected by the Calculation Agent commencing on the second Business Day immediately following such LIBOR Interest Determination Date and in a principal amount not less than U.S. $1,000,000 that in the Calculation Agent's judgment is representative for a single transaction in such market at such time (a "Representative Amount"). The Calculation Agent shall request the principal London office of each of such banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR in respect of such LIBOR Interest Determination Date shall be the arithmetic mean of such quotations. If fewer than two such quotations are provided, LIBOR in respect of such LIBOR Interest Determination Date shall be the arithmetic mean of the rates quoted, at approximately 11:00 A.M. New York City time on such LIBOR Interest Determination Date, by three major banks in The City of New York, selected by the Calculation Agent for loans in U.S. dollars to leading European banks having the Index Maturity specified on the face hereof commencing on the second Business Day immediately following such LIBOR Interest Determination Date and in a Representative Amount, provided, however, that if
                                                   --------  -------
fewer than three banks selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the rate of interest hereon with respect to such LIBOR Interest Determination Date shall be the LIBOR in effect on such LIBOR Interest Determination Date.

     "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks).

       Determination of the Treasury Rate.  The Treasury Rate means with respect
       ----------------------------------
to any Interest Determination Date (a "Treasury Interest Determination Date") the rate for the most recent auction of direct obligations of the United States of America ("Treasury bills") having the Index Maturity specified on the face hereof as such rate is published in H.15(519) under the heading "U.S. Government Securities/Treasury Bills/Auction Average (Investment)", or, if not so published by 9:00 A.M. New York City time on the Calculation Date pertaining to such Treasury Interest Determination Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) for such auction as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury bills having the Index Maturity specified on the face hereof are neither published in H.15(519) by 9:00 A.M. New York City time on such Calculation Date nor otherwise published or reported as provided above by 3:00 P.M. New York City time on such date, or if no such auction is held in a particular week, then the rate of interest hereon shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days as applicable and applied on a daily basis) of the arithmetic mean of the secondary market bid rates as of approximately 3:30 P.M. New York City time on such Treasury Interest Determination Date of three leading primary United States government securities dealers in The City of New York selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity specified on the face hereof, provided, however, that if fewer than three
                              --------  -------
dealers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the interest rate hereon with respect to such Treasury Interest Determination Date shall be the Treasury Rate in effect on such Treasury Interest Determination Date.

     The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing procedures on or before each Calculation Date. Notwithstanding the foregoing, the interest hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, respectively specified on the face hereof.

     At the request of the Holder hereof, the Calculation Agent shall provide to the Holder hereof the interest rate hereon then in effect and, if different, the interest rates which will become effective as a result of a determination made on the most recent Interest Determination Date with respect thereto.

     In case an Event of Default, as defined in the Indenture, relating to the Notes shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the provisions contained in the Indenture. The Indenture provides that in certain events such declaration as it affects the Notes and its consequences may be waived by the Holders of a majority in aggregate principal amount of the Notes then outstanding. Any such waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued upon the registration of transfer hereof or in exchange or substitution herefor, irrespective of whether or not any notation of such waiver is made upon this Note or such other Notes.

     The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount at Stated Maturity of the Notes at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures which, if they pertain specifically to the Notes, may add any provisions to or change in any manner or eliminate any of the provisions of the Indenture relating to the Notes or of any supplemental indenture relating to the Notes or modify in any manner the rights of the Holders of the Notes, provided, however,
                                                             --------  -------
that no such supplemental indenture shall (i) extend the Stated Maturity of any Note, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of any interest thereon, or reduce any premium payable upon the redemption thereof, or reduce the amount of an OID Note that would be due and payable upon a declaration of acceleration of Stated Maturity thereof, without the consent of the Holder of each Note so affected, or (ii) reduce the aforesaid majority in aggregate principal amount of Notes, the consent of the Holders of which is required for any such supplemental indenture relating to the Notes, without the consent of the Holders of all Notes then outstanding. It is also provided in the Indenture that, prior to the declaration of maturity of the Notes upon the occurrence of an Event of Default relating to the Notes, the Holders of a majority in aggregate principal amount at Stated Maturity of the Notes at the time outstanding may on behalf of the Holders of all of the Notes waive any past default under the Indenture relating to the Notes and its consequences, except a default in the payment of the principal of (or premium, if any) or interest on any of the Notes. Any such waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued upon the registration of transfer hereof or in exchange or substitution herefor, irrespective of whether or not any notation of such consent or waiver is made upon this Note or such other Notes.

     The Company may terminate all of its obligations under the Notes and, with certain limited exceptions described in the Indenture, under the Indenture, by
(i) irrevocably depositing in trust with the Trustee money or Government Obligations (or any combination thereof) sufficient to pay principal of, premium, if any, and interest on the Notes at Stated Maturity or on any date fixed for redemption, as the case may be, and (ii) complying with certain other conditions specified in the Indenture. Alternatively, the Company may, upon the making of such deposit and the satisfaction of certain conditions specified in the Indenture, omit to comply with certain of its covenants in the Indenture, and such omission shall not be an Event of Default with respect to the Notes.

     The Notes are issuable in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000 in excess thereof. This Note may be exchanged by the Holder hereof for an equal aggregate principal amount of Notes of other authorized denominations at the Corporate Trust Office of the Trustee in West Bend, Wisconsin.

     This Note is transferable and the registration of the transfer hereof may be effected by the registered Holder or by his attorney duly authorized in writing upon due presentment for registration of transfer at the Corporate Trust Office of the Trustee in West Bend, Wisconsin, without charge except for any tax or other governmental charge imposed in relation thereto. Upon such registration of transfer a new Note or Notes, of authorized denominations, for a like aggregate principal amount at Stated Maturity, will be issued to the transferee in exchange therefor.

     Prior to due presentation for registration of transfer of this Note, the Company, the Trustee, any paying agent and the Security Registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notation of ownership or writing hereon by any other person), for the purpose of receiving payment as herein provided and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

     No recourse shall be had for the payment of the principal of (or premium, if any) or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director or employee as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     This Note is not subject to redemption by the Company prior to the date specified on the face hereof. If no such date is specified, this Note is not subject to redemption prior to Stated Maturity. If such date is specified, this
Note is redeemable at the option of the Company, on or after such date, in whole or in part in increments of principal amount of $1,000 (provided that any remaining principal amount of this Note shall be at least $1,000), at the redemption price set forth on the face hereof, together with interest thereon payable to the date of redemption, on notice given not less than 30 nor more than 60 days prior to such redemption date, all as provided in the Indenture.
If no such redemption price is specified, the redemption price shall be 100% of the principal amount to be redeemed. In the event of a redemption of this Note in part only, a new Note or Notes in authorized denominations and in principal amount equal to the amount of the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the place, at the respective times and at the rate herein prescribed.

     Any payment of principal, premium, if any, or interest required to be made on an Interest Payment Date or at Stated Maturity, or upon redemption, if applicable, on a day which is not a Business Day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made, as the case may be, on the Interest Payment Date, at Stated Maturity, or the date of redemption, and no interest shall accrue for the period from and after such Interest Payment Date, Stated Maturity, or date of redemption.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     The Indenture and this Note shall be governed by and construed in accordance with the laws of the State of Wisconsin.

                                 --------------

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM      -as tenants in common
     TEN ENT      -as tenants by the entireties
     JT TEN       -as joint tenants with right of
                   survivorship and not as tenants
                   in common

                      UNIF GIFT MIN ACT- _____Custodian_______
                            (Cust)        (Minor)
                         Under Uniform Gifts to Minors Act

                         --------------------------------
                               (State)

                   Additional abbreviations may also be used
                         though not in the above list.

                                 ------------

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


Please Insert Social Security
or Other Identifying Number
of Assignee
- --------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
     Please print or typewrite name and address including
                   postal zip code of assignee

- -------------------------------------------------------------------------------
the within Note of MADISON GAS AND ELECTRIC COMPANY and all rights thereunder and hereby does irrevocably constitute and appoint


                                                                   Attorney
- ------------------------------------------------------------------
to transfer said Note on the books of the within Company, with full power of substitution in the premises.


Dated:
      -----------------------
                                    Signature
                                             ---------------------

                                    NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Note in every particular, without alteration or enlargement, or any change whatever.

- --------------------------------------------------------------------------------------------------------------------------------
CUSIP NUMBER                                    AGENT'S NAME                               MADISON GAS AND
                                                                                           ELECTRIC COMPANY
- --------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL SUM         SETTLEMENT DATE           INTEREST RATE BASIS      DATE OF TRANSFER                    INITIAL
                      (ORIGINAL ISSUE DATE)     AND INDEX MATURITY                                           INTEREST
                                                                                                             RATE  %
- --------------------------------------------------------------------------------------------------------------------------------
TRADE DATE            AGENT'S COMMISSION        STATED MATURITY          INITIAL           TAXPAYER ID       PRICE 100%
                                                                         REDEMPTION        OR SOC SEC NO.    (UNLESS
                                                                         DATE              OF PURCHASER      OTHERWISE
                                                                                                             INDICATED)
- --------------------------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS OF                             SECURED MEDIUM-TERM NOTE                                     TRUSTEE AND PAYING
REGISTERED OWNER                                SERIES A (FLOATING RATE)                                     AGENT M&I FIRST
                                                CONFIRMATION                                                 NATIONAL BANK
- --------------------------------------------------------------------------------------------------------------------------------
CUSTOMER'S            RETAIN FOR TAX        THE TIME OF THE TRANSACTION  PLEASE SIGN AND                     SEE REVERSE SIDE
COPY                  PURPOSES              WILL BE FURNISHED UPON       RETURN ENCLOSED
                                            REQUEST OF THE CUSTOMER      RECEIPT
- --------------------------------------------------------------------------------------------------------------------------------

REGISTERED                                                      REGISTERED
NO. ____
                        MADISON GAS AND ELECTRIC COMPANY
                       SECURED MEDIUM-TERM NOTE, SERIES A
                                (Floating Rate)

     If this security is issued with original issue discount ("OID"), the "Total Amount of OID", "Yield to Stated Maturity" and "Initial Accrual Period OID" (computed under the approximate method) will be as set forth below for United States federal income tax purposes.


PRINCIPAL SUM:                     INITIAL REDEMPTION DATE:

ORIGINAL ISSUE DATE:               REDEMPTION PERCENTAGE:

INTEREST RATE BASIS:               ANNUAL REDEMPTION PERCENTAGE:

INDEX MATURITY:                    STATED MATURITY:

INITIAL INTEREST RATE:             SPREAD (plus or minus):

INTEREST PAYMENT PERIOD:           SPREAD MULTIPLIER:

INTEREST RESET PERIOD:             MAXIMUM INTEREST RATE:

INTEREST PAYMENT DATES:            MINIMUM INTEREST RATE:

INTEREST RESET DATES:              CALCULATION DATES:

INTEREST DETERMINATION DATES:      CALCULATION AGENT:

TOTAL AMOUNT OF OID:               YIELD TO STATED MATURITY:
                                   (for OID purposes):
INITIAL ACCRUAL PERIOD OID:


     If applicable as described above, the redemption price shall initially be the Redemption Percentage of the principal amount of this Note to be redeemed and shall decline at each anniversary of the Initial Redemption Date by the Annual Redemption Percentage of the principal amount to be redeemed until the redemption price is 100% of such principal amount.

     MADISON GAS AND ELECTRIC COMPANY, a Wisconsin corporation (herein called the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to or registered assigns, the Principal Sum stated above.

Dated:

RECEIPT
NOT NEGOTIABLE


- --------------------------------------------------------------------------------------------------------------------------------
CUSIP NUMBER                                           AGENT'S NAME                             MADISON GAS AND ELECTRIC COMPANY
- --------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL SUM          SETTLEMENT DATE                 INTEREST RATE BASIS      DATE OF TRANSFER             INITIAL
                       (ORIGINAL ISSUE DATE)           AND INDEX MATURITY                                    INTEREST
                                                                                                             RATE  %
- --------------------------------------------------------------------------------------------------------------------------------
TRADE DATE             AGENT'S COMMISSION              STATED MATURITY    INITIAL        TAXPAYER ID         PRICE 100%
                                                                          REDEMPTION     OR SOC SEC NO.      (UNLESS
                                                                          DATE           OF PURCHASER        OTHERWISE
                                                                                                             INDICATED)
- --------------------------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS OF REGISTERED OWNER                   SECURED MEDIUM-TERM NOTE                 TRUSTEE AND PAYING AGENT
                                                       SERIES A (FLOATING RATE)                   M&I FIRST NATIONAL BANK
                                                       CONFIRMATION
- --------------------------------------------------------------------------------------------------------------------------------
CUSTOMER'S             RETAIN FOR TAX       THE TIME OF THE TRANSACTION         PLEASE SIGN AND          SEE REVERSE SIDE
COPY                   PURPOSES             WILL BE FURNISHED UPON              RETURN ENCLOSED
                                            REQUEST OF THE CUSTOMER             RECEIPT
- --------------------------------------------------------------------------------------------------------------------------------

REGISTERED                                                      REGISTERED
NO. ____

                        MADISON GAS AND ELECTRIC COMPANY
                       SECURED MEDIUM-TERM NOTE, SERIES A
                                (Floating Rate)

     If this security is issued with original issue discount ("OID"), the "Total Amount of OID", "Yield to Stated Maturity" and "Initial Accrual Period OID" (computed under the approximate method) will be as set forth below for United States federal income tax purposes.

PRINCIPAL SUM:                     INITIAL REDEMPTION DATE:

ORIGINAL ISSUE DATE:               REDEMPTION PERCENTAGE:

INTEREST RATE BASIS:               ANNUAL REDEMPTION PERCENTAGE:

INDEX MATURITY:                    STATED MATURITY:

INITIAL INTEREST RATE:             SPREAD (plus or minus):

INTEREST PAYMENT PERIOD:           SPREAD MULTIPLIER:

INTEREST RESET PERIOD:             MAXIMUM INTEREST RATE:

INTEREST PAYMENT DATES:            MINIMUM INTEREST RATE:

INTEREST RESET DATES:              CALCULATION DATES:

INTEREST DETERMINATION DATES:      CALCULATION AGENT:

TOTAL AMOUNT OF OID:               YIELD TO STATED MATURITY
                                   (for OID purposes):
INITIAL ACCRUAL PERIOD OID:


     If applicable as described above, the redemption price shall initially be the Redemption Percentage of the principal amount of this Note to be redeemed and shall decline at each anniversary of the Initial Redemption Date by the Annual Redemption Percentage of the principal amount to be redeemed until the redemption price is 100% of such principal amount.

     MADISON GAS AND ELECTRIC COMPANY, a Wisconsin corporation (herein called the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to or registered assigns, the Principal Sum stated above.

Dated:

RECEIPT
NOT NEGOTIABLE


- --------------------------------------------------------------------------------------------------------------------------------
CUSIP NUMBER                                           AGENT'S NAME                             MADISON GAS AND ELECTRIC COMPANY
- --------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL SUM          SETTLEMENT DATE                 INTEREST RATE BASIS      DATE OF TRANSFER             INITIAL
                       (ORIGINAL ISSUE DATE)           AND INDEX MATURITY                                    INTEREST
                                                                                                             RATE  %
- --------------------------------------------------------------------------------------------------------------------------------
TRADE DATE             AGENT'S COMMISSION              STATED MATURITY    INITIAL        TAXPAYER ID         PRICE 100%
                                                                          REDEMPTION     OR SOC SEC NO.      (UNLESS
                                                                          DATE           OF PURCHASER        OTHERWISE
                                                                                                             INDICATED)
- --------------------------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS OF REGISTERED OWNER                   SECURED MEDIUM-TERM NOTE                 TRUSTEE AND PAYING AGENT
                                                       SERIES A (FLOATING RATE)                   M&I FIRST NATIONAL BANK
                                                       CONFIRMATION
- --------------------------------------------------------------------------------------------------------------------------------
CUSTOMER'S             RETAIN FOR TAX       THE TIME OF THE TRANSACTION         PLEASE SIGN AND          SEE REVERSE SIDE
COPY                   PURPOSES             WILL BE FURNISHED UPON              RETURN ENCLOSED
                                            REQUEST OF THE CUSTOMER             RECEIPT
- --------------------------------------------------------------------------------------------------------------------------------

REGISTERED                                                      REGISTERED
NO. ____

                        MADISON GAS AND ELECTRIC COMPANY
                       SECURED MEDIUM-TERM NOTE, SERIES A
                                (Floating Rate)

     If this security is issued with original issue discount ("OID"), the "Total Amount of OID", "Yield to Stated Maturity" and "Initial Accrual Period OID" (computed under the approximate method) will be as set forth below for United States federal income tax purposes.


PRINCIPAL SUM:                     INITIAL REDEMPTION DATE:

ORIGINAL ISSUE DATE:               REDEMPTION PERCENTAGE:

INTEREST RATE BASIS:               ANNUAL REDEMPTION PERCENTAGE:

INDEX MATURITY:                    STATED MATURITY:

INITIAL INTEREST RATE:             SPREAD (plus or minus):

INTEREST PAYMENT PERIOD:           SPREAD MULTIPLIER:

INTEREST RESET PERIOD:             MAXIMUM INTEREST RATE:

INTEREST PAYMENT DATES:            MINIMUM INTEREST RATE:

INTEREST RESET DATES:              CALCULATION DATES:

INTEREST DETERMINATION DATES:      CALCULATION AGENT:

TOTAL AMOUNT OF OID:               YIELD TO STATED MATURITY
                                   (for OID purposes):
INITIAL ACCRUAL PERIOD OID:


     If applicable as described above, the redemption price shall initially be the Redemption Percentage of the principal amount of this Note to be redeemed and shall decline at each anniversary of the Initial Redemption Date by the Annual Redemption Percentage of the principal amount to be redeemed until the redemption price is 100% of such principal amount.

     MADISON GAS AND ELECTRIC COMPANY, a Wisconsin corporation (herein called the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to or registered assigns, the Principal Sum stated above.

Dated:

RECEIPT
NOT NEGOTIABLE